Exhibit 99.2

Welcome & Agenda October 28, 2015 Investor Day

2015 Investor Day Agenda 2 Time Speaker & Topic 9:00 a.m. David Farwell , SVP Investor Relations Introductions and Agenda 9:10 a.m. Scott Salmirs , President and CEO, ABM The ABM Journey and 2020 Vision 9:50 a.m. Tom Marano , President, Air Serv Establishing an Enterprise - wide Vertical Market System 10:30 a.m. Scott Giacobbe , President, ABM Building & Energy Solutions Building Value Across Verticals 10:50 a.m. Break 11:00 a.m. Jim McClure , EVP and President, Onsite Services The Process of Transformation 11:30 a.m. Anthony Scaglione , EVP and CFO, ABM The Financial Impact of 2020 Vision 12:00 p.m. Q &A

Forward - Looking Statements and Non - GAAP Financial Information Forward - Looking Statements • Discussions during our Investor Day presentations will include forward - looking statements about, among other things, our anticipated future operating and financial performance, expected growth and benefits relating to our vertical operating model , margin growth acceleration, achievement of operational efficiencies, expected positive impacts relating to our upcoming organizational realignment, potential cost savings associated with the movement to an enterprise - wide procurement platform, anticipated benefits related to our manager development processes, expected consequences related to enhancements to our safety and risk programs, and plans relating to share repurchases. Words such as “expects”, “anticipates”, “assumes”, “estimates”, “will”, “shall” or variations thereof, are generally part of forward - looking statements. These statements are subje ct to substantial risks and uncertainties that could cause results to differ materially from those expressed or implied by such statements. Additional information regarding these factors can be found in ABM’s Annual Report on Form 10 - K for the fiscal year ended October 31, 2014 and in our subsequent reports on Form 10 - Q, including in the sections thereof captioned “Risk Factors” and “Forward - Looking Statements” as well as in our subsequent reports on Form 8 - K, all of which are filed with the SEC and available at www.sec.gov and www.abm.com . The forward - looking statements in these presentations speak only as of the original date of these presentations and we undertake no obligation to update or review any of these statements . Non - GAAP Financial Information • The presentations and discussions during our Investor Day may include references to certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of non - GAAP financial measures that may be discussed to the most directly comparable GAAP financial measure can be found at the end of this presentation and in supplemental material posted to the investor relations section of our website at www.abm.com . 3

Scott Salmirs President and Chief Executive Officer 4

2015 Investor Day Agenda 5 Speaker & Topic Scott Salmirs , President and CEO The ABM Journey and 2020 Vision Tom Marano , President Air Serv Establishing an Enterprise - wide Vertical Market System Scott Giacobbe , President ABM Building & Energy Solutions Building Value Across Verticals Jim McClure , EVP and President Onsite Services The Process of Transformation Anthony Scaglione , EVP and CFO The Financial Impact of 2020 Vision

ABM Leadership 6

Strong Client Base 7

Adapting Through Change 8 2007 2010 2014 2015 2008 Great Recession ABM Names Industry Veteran Scott Salmirs as Next CEO Onsite Reorganization 2013 2012

ABM Leadership 9

Revenue and Adjusted EBITDA 2010 – 2015 Est. $3,496 $4,247 $4,300 $4,809 $5,033 $5,200+ 2010 2011 2012 2013 2014 2015 Est. Adj. EBITDA Margin Flat Adjusted EBITDA Margin of ~4% 10

Competitive Landscape 11

Strategic Review Market / competitor analysis across industries and service lines Org design workshops to understand structure feasibility and implications Industry expert interviews to assess trends, implications Robust project - level economic model to assess "true" profitability Client interviews to understand what matters most and why Investor discussions to understand expectations and perspectives Rapid procurement opportunity assessment and framing Employee interviews with leadership, functional experts and operators 12

Common Themes from Clients and Employees 13 • Focus and clarity • C onsistency and quality service • Engaged and well - trained employees • Effective use of technology • Client - centricity • Act as "one" enterprise

Choosing Our Verticals and Services 14

A C omprehensive Assessment 15 Above average Around average Below average LEGEND Overall Margin accretive Market growth/size Outsourcing growth potential Opportunity for scale advantage Competitive positioning Capabilities needed to win Aviation Healthcare Education High Tech Industrial & Manuf. Commercial RE Government Retail Bldg & Energy Sol. Janitorial Parking Facilities Services Security N/A Verticals Service Lines

Current Organizational Structure 16 Onsite BESG AirServ Multiple Service Lines ABES (Technical Services) BESG Govt. BESG Healthcare MW NE W SC MW NE W SC

Vertical Operating Model ABES ( T echnical Services ) Shared Services, Support Functions 17

Realizing the Vision 18

Organizational realignment Integrated vertical focus Comprehensive Transformation S trategy 19 1

Integrated Vertical Focus 20 ABES ( T echnical Services ) Shared Services, Support Functions

Customer Alignment 21

Customer Alignment Aviation Building & Industry Education Healthcare High - Tech 22

Consistent excellence Operational improvements Comprehensive Transformation S trategy 23 Organizational realignment Integrated vertical focus 1 2

Operational Improvements 24 Account management • Robust account planning process to drive higher client retention and profitable growth • Improved client mix , with emphasis on high - margin accounts • Aligned incentives to ensure focus on inputs (key metrics) and outputs (financials) Labor management • Codified best practices that will increase efficiency and effectiveness of labor • Managerial toolkit to measure and track key labor management practices, metrics • Balanced scorecard to enable visibility into performance across the enterprise Manager development • Training program that enables managers to learn and develop skills critical to current – and future – role • Higher manager retention through building stronger affiliation between managers and ABM Safety and risk management • Implementation of an enhanced safety and risk management program • Set of metrics to track key drivers and indicators of safety and risk • Increased focus on safety across the enterprise

Cost optimization Effective cost management Comprehensive Transformation S trategy 25 Consistent excellence Operational improvements Organizational realignment Integrated vertical focus 1 2 3

Effective Cost Management Enterprise - wide Procurement Materials and supplies Sub - contracted services Equipment 26

Three - Phased Approach • Organizational design & realignment • Shared services enablement • Operational structure improvement • Vertical acceleration initiation • Strategic alternatives (Security) • Vertical acceleration planning • Sales training & enablement • Vertical marketing enhancement • Account planning development • Labor management progress • Margin profile improvement • Organizational alignment completed • Operational efficiencies realized • Account planning systems operating • Continuous improvement process structured • Margin growth acceleration FY2015 – 2016 FY2016 – 2017 FY2017 – 2020 Establish foundation for vertical approach Initial benefits from cost reduction & operational efficiencies Fully realize annual run rate & accelerate margin 27

A Solution - Driven Company 28

Establishing an Enterprise - wide Vertical Market System Tom Marano President, Air Serv 29

Establishing an Enterprise - Wide Vertical Market System 30

Onsite BESG AirServ Multiple Service Lines ABES (Technical Services) BESG Govt. BESG Healthcare MW NE W SC Vertical Markets Solution Capabilities in Place • 3 years experience in Aviation and Healthcare • Strong growth results – Process is Working • Proven the customer - centric business model drives value 31 Demonstrated initial success to support change to transformational strategy

Delivering Customer - Centric Vertical Solutions 32 Customer segments where we can leverage our capabilities ✓ Deliver a compelling “value proposition for target markets” - SOLUTIONS ✓ Sell at the strategic level – move from supply chain to value chain ✓ Build relations that strengthen customer loyalty ✓ Drive the value add to grow margins ✓

Value Proposition By Stakeholder: Building Value Shareholders Customers Employees • Consistent customer experience • Single point of contact • Industry - focused solutions • Multi - service portfolio • Improved brand image • Improved employee engagement • Increased career advancement opportunities • Domain knowledge • Increased organic growth rate • Increased margin • Multiple expansion / higher P/E ratio • Synergy / leveraging of costs • Brand value • Lifetime customer value 33

Market Prioritization Support for 4 Stand - Alone Verticals 34 Executed a comprehensive assessment of key industries and services line to select markets

Market Prioritization Criteria

	High	Medium
Margin accretive	100+ bps > ABM avg.	+/- 75 bps vs. avg.
Market size **Market growth**	>$10B >10%	~$5-10B ~3-10%
Outsourcing growth potential	Significant growth	Moderate growth
Opportunity for scale advantage	~$1.5M+ / Site (and/or) High Geo Density	~$1.0-1.5M / Site (and/or) Moderate Geo Density
Competitive positioning	Market share leader	Potential for market leadership
Capabilities needed to win	Leverage existing capabilities	Leverage existing capabilities + new / enhanced services

35

ABM Building Value

Aviation

Leverage Air Serv's Strong Position to Grow Revenue, Margin; Opportunity to Integrate Onsite

Overall assessment	Green	**Integrate *legacy* OnSite aviation and apply *legacy* AirServ model**
Margin accretive	Yellow	**Margin differential (legacy AirServ advantaged) drives overall opportunity**
Market size and growth	Green	**~$5-8B+ market size; growth expected at 3-5%+ annually**
Outsourcing growth potential	Yellow	**Medium-high outsourcing penetration (~40-60%) and likely to grow**
Opportunity for scale advantage	Green	**High revenue per site (~$7-8M+); high # of services per site**
Competitive positioning	Green	***Legacy* Air Serv is market leader; *legacy* Onsite provides additional density**
Capabilities needed to win	Green	**Current capabilities positioned to meet high proportion of customer needs**

36

ABM Building Value

Overall assessment Prioritize and position for growth Margin accretive Margin potential high Market size and growth Large (~$15 - 20B+) and growing market Outsourcing growth potential Relatively low outsourcing penetration (~20 - 40%), but growing Opportunity for scale advantage Relatively high revenue per site (~$1.5M+) Competitive positioning <2% share of outsourced market, but growth potential Capabilities needed to win Considering the demand for incremental services Healthcare Attractive Market – Focus on Driving Margins 37

Education

Attractive Market with Significant Growth Potential in Converting “New” Outsourcers

Overall assessment	Green	Create stand alone vertical and position for growth
Margin accretive	Green	Margins above enterprise average
Market size and growth	Green	Large (~$15B+) and growing market
Outsourcing growth potential	Green	Relatively low outsourcing penetration (~10-30%), but growing
Opportunity for scale advantage	Green	Relatively high revenue per site(s) (~$1.5M+)
Competitive positioning	Yellow	<2% share of outsourced market, but growth potential; ABES an advantage
Capabilities needed to win	Yellow	Capabilities in select geographies – important to expand nationally

38

ABM Building Value

High Tech

Very High Margins in Small Market – Should Pursue Growth

Overall assessment	**Create stand alone vertical and position for growth**
Margin accretive	**Margins above enterprise average**
Market size and growth	**Moderate market size (~$3-5B), but with strong growth**
Outsourcing growth potential	**Moderate outsourcing penetration today (~40-60%)**
Opportunity for scale advantage	**Relatively high revenue per site(s) (~$2-3M+)**
Competitive positioning	**Well-positioned with leading position in outsourced market**
Capabilities needed to win	**Strong capabilities to provide most services demanded**

39

ABM
Building Value

ABM Aviation: Positioned to Win

Aviation Strategic “Flight Plan” – Build Value 41 OUR PURPOSE T o create sustainable value for our customers OUR STRATEGY Leverage integrated aviation and facilities services portfolio to airlines and airports OUR BUSINESS MODEL Technology - driven , end - to - end i ntegrated a viation and facilities s ervices c ompany for the Aviation vertical OUR EXECUTION Successful e xecution of s trategic f light plan will a ccelerate ABM shareholder v alue

Aviation Ecosystem Providing End - to - End Solutions through ABM Aviation 42

Aviation Served by Air Serv and OnSite Today In FY14, Air Serv had ~$370M revenue In FY14, Onsite aviation had ~$370M revenue 43 * * Includes management reimbursement

Domestic Growth Case Study – Atlanta FY2010A FY2014 Starting with a single $4 million fixed route bus operation in 2002, Air Serv has transformed the Atlanta market into a dense, multi - service, multi - customer growth business Business Mix FY2002A ~$4 million ~$45 million ~$85 million Driven by world - class service delivery, innovative technology and deep customer relationships Revenue: Baggage Handling 6% Other 1% Cabin Cleaning 44% Transportation 25% Wheelchair 24% Parking 3% Lobby Agent 2% Other 1% Janitorial 33% Cabin Cleaning 28% Wheelchair 15% Transportation 14% Baggage Handling 4% Transportation 100% 44

Operational Synergy Leverage Density for Growth Operating Margin Industry Multiple Aviation Services Janitorial Passenger Transportation Parking Electrical Power Energy Value Migration Brand Value 3% 4% 5% 6% 7% 45 Engineering

Vertical Markets Summary 46 Our system works, it will improve Well positioned to “win” Value is in the verticals

ABM Building & Energy Solutions Scott Giacobbe President, ABM Building & Energy 47

Leveraging Opportunities ABES (Technical S ervices ) 48

ABM Building & Energy Solutions (ABES)
Technical Services

Mechanical & Energy
ABM Building Solutions
ABM Building Services

33 Offices

- 5,000+ Buildings
- HVAC Services & Solutions
- Preventive & Proactive Maintenance
- Repairs, Retrofits & Replacements
- Energy Efficient Solutions
- Guaranteed Energy Solutions
- Engineering & Recommissioning

ABM Electrical Power Solutions / ABM Electrical & Lighting Solutions

17 Offices

- 2,000+ Buildings
- Acceptance Testing and Commissioning
- Preventive & Proactive Maintenance
- Power Quality Solutions
- Safety & Training
- Energy Efficient Solutions
- Lighting/LED
- Building Controls
- ESCO Support

ABM Franchising Group

210 Locations

- Premier Service Provider of Mechanical and Electrical Services
- Operational Excellence & Proven Selling System
- 135 Linc Service Locations and 75 TEGG Service Locations in 18 Countries
- 1,000+ Service Techs & 400+ Sales Representatives

Linc Service TEGG

49
ABM Building Value

ABM Franchise Network in Action 50 BMW i8

Wright State University Ohio $36.4M in Project Value Phase I & II • Projected $50.9M in operational and energy savings • 1 st year audit exceeded guarantee providing $1.8M in savings • 2 million square feet, 557 - acre campus • 56 different energy conservation measures Colquitt County Schools Georgia $12.9M in Project Value • Projected $19M in operational and energy savings • Comprehensive energy and facilities enhancement project • 18 school buildings • 141 total energy conservation measures • Additional $600k per year in ABM janitorial contracts Madison County Schools Georgia $5.2M in Project Value Phase I, II, & III • Projected $5.6M in operational and energy savings • Comprehensive energy and facilities enhancement project • Enhanced indoor environmental quality • Training for in - house maintenance team • Additional $137k per year in ABM janitorial contracts Educational Institutions Providing Comprehensive Energy and Facility Solutions 51

Healthcare, High Tech and Business & Industry

Providing Comprehensive Energy and Facility Solutions

Arnot Ogden Medical Center
New York

$8M in Project Value

- Expected to reduce annual energy use by an estimated 20%
- Projected $14.5M in operational and energy savings
- Major enhancements to central plant including installation of new boilers and chillers and modifications to existing energy control system
- Introduction from ABM Healthcare

High Tech Facilities
Industry Leaders

- Marquee Clients
  – Technology Industry Leaders
- Maximize Uptime
  – High Price of System Failure
- Risk Mitigation
  – Proven Reliable Partner
- Expertise
  – NETA Accredited Technicians
- Acceptance Testing
  – Final Check Point / Validation
- AMP
  – Comprehensive Electrical & Power Solutions

BrandsMart U.S.A.
Florida

$5M in Project Value

- Projected $7M in operational and energy savings
- Expected to reduce annual energy use by an estimated 28%
- Major enhancements to three retail stores including the facility's heating and cooling equipment, control system and lighting retrofits / replacements
- Largest PACE-funded Project to date in Florida

52

ABM Building Value

ABM Building & Energy Solutions (ABES ) Technical Services 53 HVAC Mechanical and Electrical Services Preventive & Proactive Maintenance of Electrical & Lighting Systems Preventive & Proactive HVAC Maintenance Electrical Acceptance Testing 135 Linc Locations 75 TEGG Locations in 18 Countries Proven Selling System & Operational Excellence Comprehensive Asset Management Program Guaranteed Energy Performance Solutions Equipment / Systems Retrofits & Replacements Delivering Excellence in Client Solutions to Drive Profitable, High Margin Growth Mechanical & Energy ABM Building Solutions ABM Building Services ABM Franchising Group ABM Electrical Power Solutions / ABM Electrical & Lighting Solutions

The Process of Transformation Jim McClure EVP and President, Onsite Services 54

Transformation to a V ertical O perating M odel 55

Managing the Transformation P rocess 1. Running the "day to day" business 2. Leading the transformation 3. Managing the change 56

Transformation to a V ertical O perating M odel Current: Services - led business Future: Solution - driven company 57 ABES ( T echnical Services ) Shared Services, Support Functions

Structuring the Transformation Team 1 Optimizing the Organization • Full "blank sheet" design, talent selection and process redesign Commercial Operations Support Functions Shared Services Team 2 Vertical Acceleration • Vertical strategy and operational plan development and execution ( for high - priority verticals) Team 3 Consistent Excellence Program • Enterprise - wide program design, development and deployment Labor Management Account Management Manager Development Safety & Risk Management Strategic Procurement Aviation Healthcare Education High Tech Team 4 Change Management • End - to - end change management • Communication • Culture change External Communication Internal Communication Leadership Activation Enterprise - Wide Transformation Office Business & Industry 58

Timeline 2015 2016 2017 Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr M&A, UK strategy, ABES strategy, comp & benefits, employee onboarding, business intelligence, etc. Other W ork S treams (to stay coordinated with) Transformation Office & Change Management Vertical Acceleration ("Jump Start" only) Consistent Excellence Program Optimizing the Org . (incl. Shared Services ) Strategic Procurement Estimated time from start of work to roll out Estimated timing of value capture and ongoing tracking, continuous improvement Establish Foundation for vertical Approach Initial benefits from cost reduction & operational efficiencies Fully realize annual run rate & accelerate margin 59

Organizational R ealignment Org Structure Branch Footprint 60 ABES ( T echnical Services ) Shared Services, Support Functions

Aligning the Organization to Strategy Lack of visibility across accounts Lack of knowledge sharing & best practices Disconnected systems & processes Isolated incentives & reward alignment Inconsistent application of Innovation Slow decision making and speed to market Current Challenges 2020 Vision Focused account planning Greater empowerment & accountability Better forecast accuracy & c onsistent metrics Compensation structure aligned to strategy Reuse of best practices across the enterprise Reduced management layers & greater agility 61

Financial Impact of 2020 Vision Anthony Scaglione EVP and Chief Financial Officer 62

The Company Reaffirms its Fiscal 2015 Adjusted Net Income Per Diluted Share Guidance 63 Guidance excludes the impact of the sale of our Security business Security business will be reported as discontinued operations in our consolidated financial statements for the fiscal years 2015, 2014 and 2013

Sale of Security 64 Financials*: Revenue ~$400M Operating Profit ~$12M Depreciation & Amortization ~$1M EBITDA ~$13M Transaction: Multiple 10x+ Sale Price $131M Book & Tax Value ~$86M Cash Proceeds Net of Taxes ~$110M *Financials are trailing twelve months (TTM )

Build Competitive Cost Structure Foster Capital Stewardship Partner with Business Leaders Optimize Shared Services Finance Transformation 65

66 Financial Impact of 2020 Vision Where We’ve Been Revenue & Margin Low Single Digit Organic Growth Largely Supported by M&A Flat Adj. EBITDA Margin Where We’re Going Revenue & Margin Targeted Profitable Organic Growth Accelerated by Vertical Alignment and M&A +100 bps Adj. EBITDA Margin by FY18

67 Air Serv HHA Linc Group GBM Services Key Acquisitions Historical Revenue Growth H as B een Buoyed by M&A Flat Adj. EBITDA Margin of ~4.0%

~$3.1B ~$1.4B ~$0.4B ~$0.3B 68 Vertical Recast 2015 est. ~$5.2B ABES (Technical S ervices) Stand - Alone Verticals Business & Industry Vertical Total Revenue Security

Vertical Acceleration



~$5.2B
~$5.4B
~$6.0B
Total Revenue
Security
~$0.4B
~$0.3B
~$1.4B
~$3.1B
~$0.4B
~$1.7B
~$3.3B
~$0.5B
~$2.0B
~$3.5B
ABES (Technical Services)
Stand-Alone Verticals
Business & Industry Vertical
2015 est.
2018 est.
2020 est.

69

ABM
Building Value

~$1.7B 70 Margin Trajectory ~$5.4B 2018 est. 2015 est. ~$6.0B 2020 est. +90 - 110 bps Adj. EBITDA Margin Continued Adj. EBITDA Margin Accretion ~4% Baseline Adj. EBITDA Margin ~$ 4 .8B

71 Financial Impact of 2020 Vision Where We’ve Been Capital Allocation Strong Cash Flow Consistent Dividend Policy Inconsistent Share Repurchase Activity Service Line Focused M&A Historical Leverage Base of 2.0x Where We’re Going Revenue & Margin Low Single Digit Organic Growth Largely Supported by M&A Flat Adj . EBITDA Margin Revenue & Margin Targeted Profitable Organic Growth Accelerated by Vertical Alignment and M&A +100 bps Adj. EBITDA Margin by FY18 Capital Allocation Continued Strong Cash Flow Disciplined Approach Balanced Share Repurchase Activity Vertically Focused/Service Line Enhanced M&A Go Forward Target Leverage Base of 2.5x

A More D isciplined C apital A llocation F ramework 72 Optimize Capital Structure Strong Balance Sheet Shareholder Return M&A

Optimize Capital Structure Strong Balance Sheet Shareholder Return M&A A More D isciplined C apital A llocation F ramework 73 ▪ M&A strategy that will create value and generate growth ▪ D eals prioritized that are vertically focused and/or enhance existing service lines Capital available for M&A ▪ Sound liquidity management ▪ Capacity to re - invest in the business A strong balance sheet to execute strategic priorities ▪ Target a capital structure that is sustainable “through - cycle” ▪ Increase in available capital resulting from higher go forward leverage target of 2.5x Optimize capital s tructure ▪ Ordinary dividends ▪ Share repurchase Distribute excess capital to shareholders in a more disciplined manner ROIC

Leverage Profile 74 Note: Does not include impact from the sale of Security or potential M&A/investments Leverage Target 2.5x FY11 FY12 FY13 FY14 FY15 FY16 (in millions) Total Indebtedness (Incl. LC’s) Leverage Historical T arget L everage – 2.0x Revised Target Leverage – 2.5x

A Balanced A pproach to Shareholder R eturn 75 *Assumes board approval Note: Does not include impact from the sale of Security or potential M&A / investments that could alter share repurchase strategy *

76 Financial Impact of 2020 Vision Where We’ve Been Where We’re Going Revenue & Margin Low Single Digit Organic Growth Largely Supported by M&A Flat Adj . EBITDA Margin Capital Allocation Strong Cash Flow Consistent Dividend Policy Inconsistent Share Repurchase Activity Service Line Focused M&A Historical Leverage Base of 2.0x Revenue & Margin Targeted Profitable Organic Growth Accelerated by Vertical Alignment and M&A +100 bps Adj. EBITDA Margin by FY18 Capital Allocation Continued Strong Cash Flow Disciplined Approach Balanced Share Repurchase Activity Vertically Focused/Service Line Enhanced M&A Go Forward Target Leverage Base of 2.5x Insurance Increased Frequency And Claims Loss Trend Insurance Increased Focus on Risk and Safety Across the Enterprise To Reduce Costs

77 CLAIMS 5,000 320 1988 460 250 Number of Claims in “Open” Inventory Average Number of Days to Close a WC Claim Average Number of Days for “First Notice” of GL Claim Policy Year of Oldest Claim in Open Inventory Average Number of Days to Close a GL Claim E XPOSURES 118K $5.2B 4,300 Total Revenue: General Liability Total Employees: Workers’ Compensation Total Vehicles: Auto Liability B ALANCE S HEET 62% $400M Balance Sheet Reserves: Gross Incurred but not Reported (IBNR) % of Change Recorded in FY 15 Resulting Adverse Development in the Last Three Policy Years ABM Insurance Factoids $200M

78 TCOR (Total Cost of Risk) Drivers *$1m Self I nsurance R etention Exposures (Revenue, Payroll, And Vehicles) Medical Inflation Wage Inflation Benefit Level Creep A CTUARIAL A SSUMPTIONS /P ROCESS A ND S AFETY /R ISK I NITIATIVES Contractual Indemnity Excess Premium Expense Denotes item with External Force influences The Fundamentals of ABM’s Self Insurance Program * Self insurance retention amount for the majority of our insurance programs Legal Expense and Strategy Retained Claim Costs (Frequency and Severity)

79 Denotes item with External Force influences Insurance Impact to Financial Results * Self insurance retention amount for the majority of our insurance programs Adj. EBITDA Impact FY15 (~25 - 30 bps) FY16 (~30 - 35 bps) Legal Expense and Strategy Retained Claim Costs (Frequency and Severity)

80 Measurable Accountability • Enhanced accountability program for WC; new programs for GL and AL • P ortion of incentive compensation Safety and Risk performance “True Cost” Model • Conservative methodology based on recent “actual” trends • Rates borne by the business reflect updated loss experience Enhanced Onboarding and Training • Targeted efforts to reduce “early hire” injuries • Aligned cross - functional objectives with Operations Human Resources, and Legal Risk and Safety Culture From the Office of the CEO down to our line - level employee population, we are committed to “walking the risk and safety talk” – everyday Key Risk and Safety Levers for 2020 Vision

81 Financial Impact of 2020 Vision Where We’ve Been Where We’re Going Continuous Improvement Onsite Reorg Savings Reinvested With No Meaningful Bottom Line Impact Disparate Compensation Plans Continuous Improvement 2020 Vision Will Drive Sustainable EBITDA Growth Improve and Enhance O perational Capabilities Better Align Compensation With Performance Insurance Increased Frequency And Claims Loss Trend Insurance Increased Focus on Risk and Safety Across the Enterprise To Reduce Costs Capital Allocation Strong Cash Flow Consistent Dividend Policy Inconsistent Share Repurchase Activity Service Line Focused M&A Historical Leverage Base of 2.0x Revenue & Margin Low Single Digit Organic Growth Largely Supported by M&A Flat Adj . EBITDA Margin Revenue & Margin Targeted Profitable Organic Growth Accelerated by Vertical Alignment and M&A + 100 bps Adj. EBITDA Margin by FY18 Capital Allocation Continued Strong Cash Flow Disciplined Approach Balanced Share Repurchase Activity Vertically Focused/Service Line Enhanced M&A Go Forward Target Leverage Base of 2.5x

Full Run R ate of $40m - $50m in Savings in FY17 82 Costs Severance Consultant’s Fees IT Infrastructure Real Estate Savings/Growth Reorganization Managing Labor Costs Procurement Process Vertical Acceleration Account Planning $40m - $50m Run Rate Savings by 2H FY17 Savings/Growth $10m - $20m $35m - $40m $40m - $50m FY18 Costs …FY16 FY17 $40m - $50m $5m - $10m $45m - $60m Costs Incurred by 1H FY17 $0m

83 Increase in Higher Margin Vertically Focused Revenue $45m - $60m Costs Incurred by 1H FY17 +90 - 110 bps EBITDA Margin Growth by FY18 $40m - $50m Run Rate Savings by 2H FY17 Strong Cash Flow Optimized Capital Structure Cultural Shift in Safety and Risk Disciplined Approach to Shareholder Returns

Q&A 84

Appendix - Unaudited Reconciliation of non - GAAP Financial Measures 85

Unaudited Reconciliation of non - GAAP Financial Measures 86

Unaudited Reconciliation of non - GAAP Financial Measures 87

88